EXHIBIT 24
                                                             ----------

            POWER OF ATTORNEY FOR EXECUTION OF FORM 10-K
        TO BE FILED WITH THE SECURITIES & EXCHANGE COMMISSION


     We, the undersigned Directors of WesBanco, Inc., hereby severally constitute and appoint James C. Gardill and/or Paul M. Limbert, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names and in the capacities indicated below, the Annual Report of WesBanco to the Securities & Exchange Commission on Form 10-K to be filed for the year 2001 and any and all amendments thereto in our names and behalf in our capacities as Directors of WesBanco to enable WesBanco to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities Exchange Act of 1934, as amended, hereby ratifying and conforming our signatures as they may be signed by our attorneys, or either of them, to said Form 10-K and any and all amendments thereto.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney for purposes of executing the Form 10-K of WesBanco has been signed by the following persons in the capacities and on the dates indicated:


SIGNATURE                            TITLE                     DATE
---------                            -----                     ----
                                    Director              March __, 2002
---------------------
James E. Altmeyer

/s/ Ray A. Byrd                     Director              March 29, 2002
---------------------
Ray A. Byrd

---------------------               Director              March __, 2002
R. Peterson Chalfant

/s/ John H. Cheffy                  Director              March 29, 2002
---------------------
John H. Cheffy

/s/ Christopher V. Criss            Director              March 29, 2002
------------------------
Christopher V. Criss

/s/ James D. Entress                Director              March 29, 2002
----------------------
James D. Entress

/s/ Ernest S. Fragale               Director              March 29, 2002
----------------------
Ernest S. Fragale

----------------------              Director              March __, 2002
Abigail M. Feinknopf

/s/ James C. Gardill                Director              March 29, 2002
----------------------
James C. Gardill

/s/ Edward M. George                Director              March 29, 2002
----------------------
Edward M. George


                               E-55


/s/ Roland L. Hobbs                 Director              March 29, 2002
----------------------
Roland L. Hobbs

----------------------              Director              March __, 2002
John W. Kepner

/s/ Frank R. Kerekes                Director              March 29, 2002
----------------------
Frank R. Kerekes

/s/ Jeremy C. McCamic               Director              March 29, 2002
----------------------
Jeremy C. McCamic

/s/ William E. Mildren Jr.          Director              March 29, 2002
--------------------------
William E. Mildren, Jr.

/s/ Joan C. Stamp                   Director              March 29, 2002
-----------------------
Joan C. Stamp

-----------------------             Director              March __, 2002
Carter W. Strauss

/s/ James W. Swearingen             Director              March 29, 2002
-----------------------
James W. Swearingen

/s/ Reed J. Tanner                  Director              March 29, 2002
-----------------------
Reed J. Tanner

/s/ Robert K. Tebay                 Director              March 29, 2002
-----------------------
Robert K. Tebay

/s/ William E. Witschey             Director              March 29, 2002
-----------------------
William E. Witschey






                               E-56